UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  December 11, 2014

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices)

Registrant’s telephone number:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02                                           Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Pursuant to the Company’s retirement policy in The Kroger Co. Board of Directors Guidelines on Issues of Corporate Governance, Reuben V. Anderson and Steve R. Rogel retired from the Board of Directors on and effective December 11, 2014, and accordingly, will not stand for re-election at the 2015 annual meeting of shareholders.

In addition, as previously disclosed, Mr. Dave B. Dillon is retiring as a director and as Chairman of the Board, effective December 31, 2014.

(d)  On December 11, 2014, the Board of Directors elected Nora Aufreiter to serve as a director until the annual meeting of shareholders in 2015, or until her successor is duly elected and qualified.  She has been appointed to serve on the Financial Policy and the Public Responsibility Committees of the Board, effective December 11, 2014.  There are no arrangements or understandings between Ms. Aufreiter and any other persons pursuant to which she was selected as a director.  Ms. Aufreiter has not engaged in any transactions with us during the last fiscal year, and she does not propose to engage in any transactions, that would be reportable under Item 404(a) of Regulation S-K.

Ms. Aufreiter is eligible to receive our standard annual non-employee directors compensation as described in our most recent Proxy Statement filed with the Securities and Exchange Commission on May 14, 2014 under the heading “Director Compensation”.

Section 8 — Other Events

Item 8.01                                           Other Events

In conjunction with Mr. Dillon’s retirement from the Board effective December 31, 2014, the Board appointed Mr. Rodney McMullen, our Chief Executive Officer, as Chairman of the Board effective January1, 2015.

Item 9.01                                           Financial Statements and Exhibits

(d)            Exhibits.

99.1                                             Press Release dated December 11, 2014 announcing David B. Dillon’s retirement, furnished herewith.

99.2                                            Press Release dated December 11, 2014 announcing Nora A. Aufreiter’s election to the Board of Directors, furnished herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

December 11, 2014	By:	/s/ Christine Wheatley
Christine Wheatley
Group Vice President,
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated December 11, 2014 announcing David B. Dillon’s retirement, furnished herewith.
99.2	Press Release dated December 11, 2014 announcing Nora A. Aufreiter’s election to the Board of Directors, furnished herewith.